Exhibit 99.1

Media Contact	Investor Contact
Bob Guenther, 203-578-2391	Terry Mangan, 203-578-2318
rguenther@websterbank.com	tmangan@websterbank.com

WEBSTER REPORTS 2015 FOURTH QUARTER EARNINGS

WATERBURY, Conn., January 21, 2016 - Webster Financial Corporation (NYSE: WBS), the holding company for Webster Bank, N.A., today announced net income available to common shareholders of $50.6 million, or $0.55 per diluted share, for the quarter ended December 31, 2015 compared to $48.4 million, or $0.53 per diluted share, for the quarter ended December 31, 2014.
For the full year 2015, net income available to common shareholders was $197.6 million, or $2.15 per diluted share, compared to $189.2 million, or $2.08 per diluted share, for the full year 2014.

“Webster’s record net income for the fourth quarter and full year 2015 showcase our sustained progress in executing growth strategies that maximize value to customers and shareholders,” said James C. Smith, chairman and chief executive officer. “Record quarterly loan originations and net interest margin expansion helped produce our 25th consecutive quarter of year-over-year core revenue growth. Record full year 2015 loan originations of $5.6 billion were 19 percent higher than a year ago, as Webster bankers excelled in service to our customers and communities.”

Highlights for the fourth quarter of 2015 compared to the fourth quarter of 2014:

•	Record quarterly pre-provision net revenue of $90.3 million, an increase of 4.2 percent.

•	Loan growth of $1.8 billion, or 12.8 percent, with double-digit growth in commercial, commercial real estate and residential mortgage loans.

•	Deposit growth of $2.3 billion, or 14.7 percent, primarily reflecting HSA Bank’s strong organic growth and its January 2015 acquisition.

•	Record core revenue of $233.6 million, an increase of 9.1 percent, including a record level of net interest income of $173.3 million.

•	Efficiency ratio of 59.87 percent represents the eleventh consecutive quarter at or below 60 percent.

•	Annualized return on average tangible common shareholders’ equity of 11.99 percent.
“We’ve now achieved eleven consecutive quarters with the efficiency ratio at or below 60 percent,” said Glenn MacInnes, executive vice president and chief financial officer. “We’ve accomplished this even as we continue to invest in our future.”

Quarterly net interest income compared to the fourth quarter of 2014:

•	Net interest income was $173.3 million compared to $160.6 million.

•	Net interest margin was 3.08 percent compared to 3.17 percent. The yield on interest-earning assets declined by 10 basis points, while the cost of funds declined by 2 basis points.

•	Net interest margin increased 4 basis points on a linked-quarter basis.

•	Average interest-earning assets totaled $22.7 billion and grew by $2.2 billion, or 10.8 percent.

•	Average loans grew by $1.7 billion, or 12.7 percent.
Quarterly provision for loan losses:

•
The Company recorded a provision for loan losses of $13.8 million compared to $13.0 million in the third quarter and $9.5 million a year ago. The increase compared to each period primarily reflects continued growth in the loan portfolio.

•
Net charge-offs were $11.8 million compared to $7.9 million in the prior quarter and $6.7 million a year ago. The ratio of net charge-offs to average loans on an annualized basis was 0.31 percent compared to 0.21 percent in the prior quarter and 0.20 percent a year ago. The increase in net charge-offs was primarily in the commercial segment.

•
The allowance for loan losses represented 1.12 percent of total loans compared to 1.14 percent at September 30, 2015 and 1.15 percent at December 31, 2014. The allowance for loan losses represented 125 percent of nonperforming loans compared to 109 percent at September 30 and 123 percent a year ago.

Quarterly non-interest income compared to the fourth quarter of 2014:

•
Total non-interest income was $60.3 million compared to $53.8 million, an increase of $6.6 million. Excluding securities gains and other-than-temporary impairment charges, a year-over-year increase of $6.7 million in core non-interest income reflects increases of $8.3 million in deposit service fees related to HSA Bank and $1.3 million in mortgage banking activities, offset by decreases of $2.5 million in loan related fees and $0.5 million in wealth and investment services.

Quarterly non-interest expense compared to the fourth quarter of 2014:

•	Total non-interest expense was $143.2 million compared to $130.2 million, an increase of $13.0 million.

•
Non-interest expense, excluding one-time costs, increased $15.8 million with $8.9 million of the increase related to HSA Bank. The remaining $6.9 million increase reflects higher compensation expense, professional and outside services, and other.

Quarterly income taxes compared to the fourth quarter of 2014:

•
Income tax expense was $24.1 million compared to $23.8 million. The effective tax rate was 31.5 percent compared to 31.8 percent, and the current quarter included a $1.2 million net tax benefit specific to the period compared to $0.1 million a year ago.

Investment securities:

•
Total investment securities were $6.9 billion compared to $7.0 billion at September 30, 2015 and $6.7 billion a year ago. The carrying value of the available-for-sale portfolio included $10.3 million of net unrealized losses compared to net unrealized gains of $16.0 million at September 30 and $25.9 million a year ago, while the carrying value of the held-to-maturity portfolio does not reflect $38.5 million of net unrealized gains compared to $72.3 million at September 30 and $75.8 million a year ago.

Loans:

•
Total loans were $15.7 billion compared to $15.2 billion at September 30, 2015 and $13.9 billion a year ago. Compared to September 30, commercial, commercial real estate, consumer, and residential mortgage loans increased by $223.7 million, $134.5 million, $51.9 million, and $45.2 million, respectively.

•	Compared to a year ago, commercial, residential mortgage, commercial real estate, and consumer loans increased by $629.5 million, $551.8 million, $437.2 million, and $153.2 million, respectively.

•
Loan originations for portfolio were $1.534 billion compared to $1.207 billion in the third quarter and $1.378 billion a year ago. In addition, $98 million of residential loans were originated for sale in the quarter compared to $117 million in the prior quarter and $87 million a year ago.

Asset quality:

•
Past due loans were $39.2 million compared to $41.3 million at September 30, 2015 and $42.3 million a year ago. Loans past due 90 days and still accruing decreased $0.2 million from the prior quarter and were flat to the prior year.

•
Total nonperforming loans decreased to $139.9 million, or 0.89 percent of total loans, compared to $159.0 million, or 1.04 percent, at September 30 and $129.9 million, or 0.93 percent, a year ago. Total paying nonperforming loans were $48.7 million compared to $45.0 million at September 30 and $30.5 million a year ago.

Deposits and borrowings:

•
Total deposits were $18.0 billion compared to $17.6 billion at September 30, 2015 and $15.7 billion a year ago. Core to total deposits were 88.4 percent compared to 88.3 percent at September 30 and 85.5 percent a year ago. Loans to deposits were 87.3 percent compared to 86.5 percent at September 30 and 88.8 percent a year ago.

•	Total borrowings were $4.0 billion compared to $3.8 billion at September 30 and $4.3 billion a year ago.
Capital:

•
The return on average tangible common shareholders’ equity and the return on average common shareholders’ equity were 11.99 percent and 8.79 percent, respectively, compared to 11.74 percent and 8.84 percent, respectively, in the fourth quarter of 2014.

•
The tangible equity and tangible common equity ratios were 7.63 percent and 7.12 percent, respectively, compared to 8.14 percent and 7.45 percent, respectively, at December 31, 2014. The common equity tier 1 risk-based capital ratio was 10.71 percent compared to 11.43 percent a year ago.

•	Book value and tangible book value per common share were $25.01 and $18.71, respectively, compared to $23.99 and $18.10, respectively, a year ago.

***

Webster Financial Corporation is the holding company for Webster Bank, National Association. With $24.7 billion in assets, Webster provides business and consumer banking, mortgage, financial planning, trust, and investment services through 178 banking centers and 353 ATMs, with an additional 2 banking centers scheduled to open soon in greater Boston (subject to regulatory approval). Webster also provides telephone banking, mobile banking, and Internet banking. Webster Bank owns the asset-based lending firm Webster Business Credit Corporation; the equipment finance firm Webster Capital Finance Corporation; and HSA Bank, a division of Webster Bank, which provides health savings account trustee and administrative services. Webster Bank is a member of the FDIC and an equal housing lender. For more information about Webster, including past press releases and the latest annual report, visit the Webster website at www.websterbank.com.
Conference Call

A conference call covering Webster’s 2015 fourth quarter earnings announcement will be held today, Thursday, January 21, 2016 at 9:00 a.m. (Eastern) and may be heard through Webster’s Investor Relations website at www.wbst.com, or in listen-only mode by calling 877-407-8289 or 201-689-8341 internationally. The call will be archived on the website and available for future retrieval.
Forward-Looking Statements

This release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements can be identified by words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may,” “plans,” “estimates,” and similar references to future periods; however, such words are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, and other financial items; (ii) statements of plans, objectives, and expectations of Webster or its management or Board of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements are based on Webster’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Webster’s actual results may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (1) local, regional, national, and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; (2) volatility and disruption in national and international financial markets; (3) government intervention in the U.S. financial system; (4) changes in the level of nonperforming assets and charge-offs; (5) changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; (6) adverse conditions in the securities markets that lead to impairment in the value of securities in our investment portfolio; (7) inflation, interest rate, securities market, and monetary fluctuations; (8) the timely development and acceptance of new products and services and perceived overall value of these products and services by customers; (9) changes in consumer spending, borrowings, and savings habits; (10) technological changes and cyber-security matters; (11) the ability to increase market share and control expenses; (12) changes in the competitive environment among banks, financial holding companies, and other financial services providers; (13) the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities, and insurance) with which we and our subsidiaries must comply, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board, and other accounting standard setters; (15) the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; (16) our success at managing the risks involved in the foregoing items and (17) the other factors that are described in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the headings “Risk Factors” and ‘Management Discussion and Analysis of Financial Condition and Results of Operation.” Any forward-looking statement made by the Company in this release speaks only as of the date on which it is made. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. A reconciliation of net income and other performance ratios, as adjusted, is included in the accompanying selected financial highlights table.

We believe that providing certain non-GAAP financial measures provides investors with information useful in understanding our financial performance, our performance trends and financial position. Specifically, we provide measures based on what we believe are our operating earnings on a consistent basis and exclude non-core operating items which affect the GAAP reporting of results of operations. We utilize these measures for internal planning and forecasting purposes. We, as well as securities analysts, investors, and other interested parties, also use these measures to compare peer company operating performance. We believe that our presentation and discussion, together with the accompanying reconciliations, provides a complete understanding of factors and trends affecting our business and allows investors to view performance in a manner similar to management. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results, and we strongly encourage investors to review our consolidated financial statements in their entirety and not to rely on any single financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.
---30---

WEBSTER FINANCIAL CORPORATION Selected Financial Highlights (unaudited)
		At or for the Three Months Ended
(In thousands, except per share data)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014

Income and performance ratios (annualized):
Net income	$52,579	$51,536	$52,503	$49,722	$51,006
Net income available to common shareholders	50,555	49,512	50,479	47,083	48,367
Net income per diluted common share	0.55	0.54	0.55	0.52	0.53
Return on average assets	0.86%	0.86%	0.90%	0.88%	0.93%
Return on average tangible common shareholders' equity	11.99	11.89	12.49	11.82	11.74
Return on average common shareholders’ equity	8.79	8.68	9.03	8.57	8.84
Non-interest income as a percentage of total revenue	25.82	26.78	26.80	26.60	25.08
Efficiency ratio	59.87	59.49	59.88	59.69	58.54

Asset quality:
Allowance for loan and lease losses	$174,990	$172,992	$167,860	$161,970	$159,264
Nonperforming assets	144,970	164,387	172,825	157,546	136,397
Allowance for loan and lease losses / total loans and leases	1.12%	1.14%	1.14%	1.14%	1.15%
Net charge-offs / average loans and leases (annualized)	0.31	0.21	0.19	0.20	0.20
Nonperforming loans and leases / total loans and leases	0.89	1.04	1.14	1.07	0.93
Nonperforming assets / total loans and leases plus OREO	0.92	1.08	1.17	1.10	0.98
Allowance for loan and lease losses / nonperforming loans and leases	125.05	108.80	100.00	106.39	122.62

Other ratios (annualized):
Tangible equity	7.63%	7.76%	7.81%	7.87%	8.14%
Tangible common equity	7.12	7.24	7.27	7.20	7.45
Tier 1 risk-based capital (a), (b)	11.54	11.62	11.80	12.01	12.95
Total risk-based capital (a), (b)	12.91	13.02	13.21	13.44	14.06
Common equity tier 1 risk-based capital (a), (b)	10.71	10.78	10.94	10.93	11.43
Shareholders’ equity / total assets	9.79	9.98	10.07	10.19	10.31
Net interest margin	3.08	3.04	3.05	3.10	3.17

Share and equity related:
Common equity	$2,292,861	$2,279,835	$2,256,985	$2,203,926	$2,171,166
Book value per common share	25.01	24.87	24.55	24.29	23.99
Tangible book value per common share	18.71	18.55	18.23	17.87	18.10
Common stock closing price	37.19	35.63	39.55	37.05	32.53
Dividends declared per common share	0.23	0.23	0.23	0.20	0.20

Common shares issued and outstanding	91,677	91,663	91,919	90,715	90,512
Basic shares (weighted average)	91,419	91,458	90,713	90,251	90,045
Diluted shares (weighted average)	91,956	92,007	91,302	90,841	90,741

(a)	The ratios presented are projected for December 31, 2015 and actual for the remaining periods.

(b)	Calculated under the Basel III capital standard for the 2015 periods and under the Basel I capital standard for the 2014 period.

WEBSTER FINANCIAL CORPORATION Consolidated Balance Sheets (unaudited)
(In thousands)	December 31, 2015	September 30, 2015	December 31, 2014
Assets:
Cash and due from banks	$251,258	$251,898	$261,544
Interest-bearing deposits	155,907	19,257	132,695
Investment securities:
Available for sale, at fair value	2,984,631	3,015,417	2,793,873
Held to maturity	3,923,052	3,951,208	3,872,955
Total securities	6,907,683	6,966,625	6,666,828
Loans held for sale	37,091	38,331	67,952
Loans and Leases:
Commercial	4,916,525	4,692,829	4,287,021
Commercial real estate	3,991,649	3,857,155	3,554,428
Residential mortgages	4,061,001	4,015,839	3,509,175
Consumer	2,702,560	2,650,702	2,549,401
Total loans and leases	15,671,735	15,216,525	13,900,025
Allowance for loan and lease losses	(174,990)	(172,992)	(159,264)
Loans and leases, net	15,496,745	15,043,533	13,740,761
Federal Home Loan Bank and Federal Reserve Bank stock	188,347	184,280	193,290
Premises and equipment, net	129,426	127,216	121,933
Goodwill and other intangible assets, net	577,699	579,287	532,553
Cash surrender value of life insurance policies	503,093	449,711	440,073
Deferred tax asset, net	101,578	84,743	73,873
Accrued interest receivable and other assets	328,993	324,901	301,670
Total Assets	$24,677,820	$24,069,782	$22,533,172

Liabilities and Equity:
Deposits:
Demand	$3,713,063	$3,551,229	$3,598,872
Interest-bearing checking	2,369,971	2,183,267	2,155,047
Health savings accounts	3,802,313	3,643,557	1,824,799
Money market	1,933,460	2,186,383	1,908,522
Savings	4,047,817	3,956,054	3,892,778
Certificates of deposit	1,762,847	1,762,046	1,971,567
Brokered certificates of deposit	323,307	299,694	300,020
Total deposits	17,952,778	17,582,230	15,651,605
Securities sold under agreements to repurchase and other borrowings	1,151,400	1,002,018	1,250,756
Federal Home Loan Bank advances	2,664,139	2,609,212	2,859,431
Long-term debt	226,356	226,327	226,237
Accrued expenses and other liabilities	267,576	247,450	222,328
Total liabilities	22,262,249	21,667,237	20,210,357

Preferred stock	122,710	122,710	151,649
Common shareholders' equity	2,292,861	2,279,835	2,171,166
Webster Financial Corporation shareholders’ equity	2,415,571	2,402,545	2,322,815
Total Liabilities and Equity	$24,677,820	$24,069,782	$22,533,172

WEBSTER FINANCIAL CORPORATION Consolidated Statements of Income (unaudited)
	Three Months Ended December 31,		Twelve Months Ended December 31,
(In thousands, except per share data)	2015	2014	2015	2014 (a)
Interest income:
Interest and fees on loans and leases	$145,504	$132,604	$552,441	$511,612
Interest and dividends on securities	52,365	50,921	206,009	206,472
Loans held for sale	291	226	1,590	857
Total interest income	198,160	183,751	760,040	718,941
Interest expense:
Deposits	11,476	11,322	46,031	44,162
Borrowings	13,344	11,781	49,384	46,338
Total interest expense	24,820	23,103	95,415	90,500
Net interest income	173,340	160,648	664,625	628,441
Provision for loan and lease losses	13,800	9,500	49,300	37,250
Net interest income after provision for loan and lease losses	159,540	151,148	615,325	591,191
Non-interest income:
Deposit service fees	34,231	25,928	136,578	103,431
Loan and lease related fees	5,881	8,361	25,594	23,212
Wealth and investment services	8,052	8,517	32,486	34,946
Mortgage banking activities	2,276	977	7,795	4,070
Increase in cash surrender value of life insurance policies	3,383	3,278	13,020	13,178
Net gain on investment securities	80	1,121	609	5,499
Other income	6,474	6,492	23,573	18,917
	60,377	54,674	239,655	203,253
Loss on write-down of investment securities to fair value	(28)	(899)	(110)	(1,145)
Total non-interest income	60,349	53,775	239,545	202,108
Non-interest expense:
Compensation and benefits	79,232	71,220	297,517	270,151
Occupancy	11,573	11,518	48,836	47,325
Technology and equipment expense	19,218	15,827	80,026	61,993
Marketing	3,533	3,918	16,053	15,379
Professional and outside services	2,932	1,855	11,156	8,296
Intangible assets amortization	1,588	416	6,340	2,685
Foreclosed and repossessed asset expenses	242	244	827	1,223
Foreclosed and repossessed asset gains	(241)	(238)	(310)	(1,297)
Loan workout expenses	775	685	3,173	3,507
Deposit insurance	6,242	5,856	24,042	22,670
Other expenses	18,178	16,158	65,919	66,639
	143,272	127,459	553,579	498,571
Severance, contract, and other	254	633	1,099	964
Acquisition costs	(386)	396	141	540
Branch and facility optimization	24	276	(265)	125
Provision for litigation and settlements	—	1,400	—	1,400
Total non-interest expense	143,164	130,164	554,554	501,600
Income before income taxes	76,725	74,759	300,316	291,699
Income tax expense	24,146	23,753	93,976	91,973
Net income	52,579	51,006	206,340	199,726
Preferred stock dividends	(2,024)	(2,639)	(8,711)	(10,556)
Net income available to common shareholders	$50,555	$48,367	$197,629	$189,170

Diluted shares (average)	91,956	90,741	91,533	90,620

Net income per common share available to common shareholders:
Basic	$0.55	$0.54	$2.17	$2.10
Diluted	0.55	0.53	2.15	2.08

(a) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Five Quarter Consolidated Statements of Income (unaudited)
	Three Months Ended
(In thousands, except per share data)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Interest income:
Interest and fees on loans and leases	$145,504	$140,520	$135,694	$130,723	$132,604
Interest and dividends on securities	52,365	51,121	50,844	51,679	50,921
Loans held for sale	291	357	432	510	226
Total interest income	198,160	191,998	186,970	182,912	183,751
Interest expense:
Deposits	11,476	11,480	11,533	11,542	11,322
Borrowings	13,344	12,508	11,926	11,606	11,781
Total interest expense	24,820	23,988	23,459	23,148	23,103
Net interest income	173,340	168,010	163,511	159,764	160,648
Provision for loan and lease losses	13,800	13,000	12,750	9,750	9,500
Net interest income after provision for loan and lease losses	159,540	155,010	150,761	150,014	151,148
Non-interest income:
Deposit service fees	34,231	35,229	34,493	32,625	25,928
Loan and lease related fees	5,881	8,305	5,729	5,679	8,361
Wealth and investment services	8,052	7,761	8,784	7,889	8,517
Mortgage banking activities	2,276	1,441	2,517	1,561	977
Increase in cash surrender value of life insurance policies	3,383	3,288	3,197	3,152	3,278
Net gain on investment securities	80	—	486	43	1,121
Other income	6,474	5,513	4,645	6,941	6,492
	60,377	61,537	59,851	57,890	54,674
Loss on write-down of investment securities to fair value	(28)	(82)	—	—	(899)
Total non-interest income	60,349	61,455	59,851	57,890	53,775
Non-interest expense:
Compensation and benefits	79,232	73,378	74,043	70,864	71,220
Occupancy	11,573	11,987	11,680	13,596	11,518
Technology and equipment expense	19,218	21,336	20,224	19,248	15,827
Marketing	3,533	4,099	4,245	4,176	3,918
Professional and outside services	2,932	2,896	2,875	2,453	1,855
Intangible assets amortization	1,588	1,621	1,843	1,288	416
Foreclosed and repossessed asset expenses	242	270	146	169	244
Foreclosed and repossessed asset (gains) losses	(241)	(68)	(537)	536	(238)
Loan workout expenses	775	719	801	878	685
Deposit insurance	6,242	6,067	5,492	6,241	5,856
Other expenses	18,178	17,758	15,817	14,166	16,158
	143,272	140,063	136,629	133,615	127,459
Severance, contract, and other	254	34	521	290	633
Acquisition costs	(386)	—	18	509	396
Branch and facility optimization	24	(243)	278	(324)	276
Provision for litigation and settlements	—	—	—	—	1,400
Total non-interest expense	143,164	139,854	137,446	134,090	130,164
Income before income taxes	76,725	76,611	73,166	73,814	74,759
Income tax expense	24,146	25,075	20,663	24,092	23,753
Net income	52,579	51,536	52,503	49,722	51,006
Preferred stock dividends	(2,024)	(2,024)	(2,024)	(2,639)	(2,639)
Net income available to common shareholders	$50,555	$49,512	$50,479	$47,083	$48,367

Diluted shares (average)	91,956	92,007	91,302	90,841	90,741

Net income per common share available to common shareholders:
Basic	$0.55	$0.54	$0.55	$0.52	$0.54
Diluted	0.55	0.54	0.55	0.52	0.53

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Three Months Ended December 31,
		2015			2014
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance (b)	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans and leases	$15,452,576	$146,091	3.73%	$13,715,522	$133,141	3.83%
Investment securities (a)	6,930,635	52,591	3.04	6,522,767	51,778	3.19
Federal Home Loan and Federal Reserve Bank stock	186,367	1,862	3.96	177,324	1,206	2.70
Interest-bearing deposits	87,019	63	0.28	43,864	28	0.25
Loans held for sale	33,021	291	3.53	25,427	226	3.55
Total interest-earning assets	22,689,618	$200,898	3.51%	20,484,904	$186,379	3.61%
Non-interest-earning assets	1,723,575			1,545,268
Total assets	$24,413,193			$22,030,172

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,693,704	$—	—%	$3,364,956	$—	—%
Savings, interest checking, and money market	12,072,461	5,686	0.19	9,912,875	4,359	0.17
Certificates of deposit	2,066,989	5,790	1.11	2,288,075	6,963	1.21
Total deposits	17,833,154	11,476	0.26	15,565,906	11,322	0.29

Securities sold under agreements to repurchase and other borrowings	1,132,700	4,150	1.43	1,282,805	4,514	1.38
Federal Home Loan Bank advances	2,566,447	6,759	1.03	2,444,900	4,857	0.78
Long-term debt	226,337	2,435	4.30	226,218	2,410	4.26
Total borrowings	3,925,484	13,344	1.34	3,953,923	11,781	1.17
Total interest-bearing liabilities	21,758,638	$24,820	0.45%	19,519,829	$23,103	0.47%
Non-interest-bearing liabilities	232,352			169,503
Total liabilities	21,990,990			19,689,332

Preferred stock	122,710			151,649
Common shareholders' equity	2,299,493			2,189,191
Webster Financial Corporation shareholders' equity	2,422,203			2,340,840
Total liabilities and equity	$24,413,193			$22,030,172
Tax-equivalent net interest income		176,078			163,276
Less: tax-equivalent adjustment		(2,738)			(2,628)
Net interest income		$173,340			$160,648
Net interest margin			3.08%			3.17%
(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Consolidated Average Balances, Yields, and Rates Paid (unaudited)
	Twelve Months Ended December 31,
		2015			2014
(Dollars in thousands)	Average balance	Interest	Fully tax- equivalent yield/rate	Average balance (b)	Interest	Fully tax- equivalent yield/rate
Assets:
Interest-earning assets:
Loans and leases	$14,746,168	$554,632	3.76%	$13,275,340	$513,705	3.87%
Investment securities (a)	6,846,297	207,675	3.04	6,446,799	210,721	3.28
Federal Home Loan and Federal Reserve Bank stock	188,631	6,479	3.43	168,036	4,719	2.81
Interest-bearing deposits	107,569	281	0.26	24,376	63	0.26
Loans held for sale	41,101	1,590	3.87	22,642	857	3.78
Total interest-earning assets	21,929,766	$770,657	3.52%	19,937,193	$730,065	3.67%
Non-interest-earning assets	1,673,793			1,523,768
Total assets	$23,603,559			$21,460,961

Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Deposits:
Demand	$3,564,751	$—	—%	$3,216,777	$—	—%
Savings, interest checking, and money market	11,846,049	21,472	0.18	9,863,703	17,800	0.18
Certificates of deposit	2,138,778	24,559	1.15	2,280,668	26,362	1.16
Total deposits	17,549,578	46,031	0.26	15,361,148	44,162	0.29

Securities sold under agreements to repurchase and other borrowings	1,144,963	16,861	1.47	1,353,308	19,388	1.43
Federal Home Loan Bank advances	2,084,496	22,858	1.10	2,038,749	16,909	0.83
Long-term debt	226,292	9,665	4.27	252,368	10,041	3.98
Total borrowings	3,455,751	49,384	1.43	3,644,425	46,338	1.27
Total interest-bearing liabilities	21,005,329	$95,415	0.45%	19,005,573	$90,500	0.48%
Non-interest-bearing liabilities	209,333			165,689
Total liabilities	21,214,662			19,171,262

Preferred stock	134,682			151,649
Common shareholders' equity	2,254,215			2,138,050
Webster Financial Corporation shareholders' equity	2,388,897			2,289,699
Total liabilities and equity	$23,603,559			$21,460,961
Tax-equivalent net interest income		675,242			639,565
Less: tax-equivalent adjustment		(10,617)			(11,124)
Net interest income		$664,625			$628,441
Net interest margin			3.08%			3.21%
(a) For purposes of the yield computation, unrealized gains (losses) on securities available for sale are excluded from the average balance.
(b) Certain previously reported information reflects the retrospective application of ASU No. 2014-01, "Accounting for Investments in Qualified Affordable Housing Projects."

WEBSTER FINANCIAL CORPORATION Five Quarter Loan and Lease Balances (unaudited)
(Dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Loan and Lease Balances (actuals):
Continuing Portfolio:
Commercial non-mortgage	$3,562,784	$3,423,775	$3,310,863	$3,183,218	$3,087,940
Equipment financing	600,526	552,850	545,441	543,636	537,751
Asset-based lending	753,215	716,204	711,041	716,592	661,330
Commercial real estate	3,991,649	3,857,155	3,770,252	3,663,071	3,554,428
Residential mortgages	4,061,001	4,015,839	3,833,489	3,594,272	3,509,174
Consumer	2,622,998	2,568,009	2,520,970	2,480,270	2,457,345
Total continuing portfolio	15,592,173	15,133,832	14,692,056	14,181,059	13,807,968
Allowance for loan and lease losses	(167,626)	(165,341)	(159,501)	(152,825)	(149,813)
Total continuing portfolio, net	15,424,547	14,968,491	14,532,555	14,028,234	13,658,155
Liquidating Portfolio:
National Construction Lending Center (NCLC)	—	—	—	—	1
Consumer	79,562	82,693	85,470	89,167	92,056
Total liquidating portfolio	79,562	82,693	85,470	89,167	92,057
Allowance for loan and lease losses	(7,364)	(7,651)	(8,359)	(9,145)	(9,451)
Total liquidating portfolio, net	72,198	75,042	77,111	80,022	82,606
Total Loan and Lease Balances (actuals)	15,671,735	15,216,525	14,777,526	14,270,226	13,900,025
Allowance for loan and lease losses	(174,990)	(172,992)	(167,860)	(161,970)	(159,264)
Loans and Leases, net	$15,496,745	$15,043,533	$14,609,666	$14,108,256	$13,740,761

Loan and Lease Balances (average):
Continuing Portfolio:
Commercial non-mortgage	$3,482,862	$3,363,074	$3,247,527	$3,096,762	$3,036,412
Equipment financing	570,686	549,310	542,112	542,067	509,331
Asset-based lending	721,662	712,811	709,985	675,218	647,952
Commercial real estate	3,955,012	3,804,904	3,705,895	3,574,826	3,452,954
Residential mortgages	4,039,341	3,950,654	3,711,096	3,546,098	3,483,444
Consumer	2,601,955	2,544,789	2,504,668	2,468,422	2,491,359
Total continuing portfolio	15,371,518	14,925,542	14,421,283	13,903,393	13,621,452
Allowance for loan and lease losses	(170,724)	(163,421)	(156,698)	(153,790)	(150,706)
Total continuing portfolio, net	15,200,794	14,762,121	14,264,585	13,749,603	13,470,746
Liquidating Portfolio:
NCLC	—	—	—	1	1
Consumer	81,058	84,449	87,418	91,088	94,069
Total liquidating portfolio	81,058	84,449	87,418	91,089	94,070
Allowance for loan and lease losses	(7,364)	(7,651)	(8,359)	(9,145)	(9,451)
Total liquidating portfolio, net	73,694	76,798	79,059	81,944	84,619
Total Loan and Lease Balances (average)	15,452,576	15,009,991	14,508,701	13,994,482	13,715,522
Allowance for loan and lease losses	(178,088)	(171,072)	(165,057)	(162,935)	(160,157)
Loans and Leases, net	$15,274,488	$14,838,919	$14,343,644	$13,831,547	$13,555,365

WEBSTER FINANCIAL CORPORATION Five Quarter Nonperforming Assets (unaudited)
(Dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Nonperforming loans and leases:
Continuing Portfolio:
Commercial non-mortgage	$27,086	$40,235	$43,081	$27,057	$6,436
Equipment financing	706	403	301	285	518
Asset-based lending	—	—	—	—	—
Commercial real estate	20,211	23,828	26,893	25,814	18,675
Residential mortgages	54,101	57,603	58,663	61,274	64,022
Consumer	33,972	32,969	34,236	33,696	35,770
Nonperforming loans and leases - continuing portfolio	136,076	155,038	163,174	148,126	125,421
Liquidating Portfolio:
Consumer	3,865	3,965	4,682	4,117	4,460
Total nonperforming loans and leases	$139,941	$159,003	$167,856	$152,243	$129,881

Other real estate owned and repossessed assets:
Continuing Portfolio:
Commercial	$—	$—	$—	$—	$2,899
Repossessed equipment	—	—	—	—	100
Residential	3,788	4,078	3,930	3,051	2,280
Consumer	1,241	1,306	1,039	2,252	1,237
Total continuing portfolio	5,029	5,384	4,969	5,303	6,516
Liquidating Portfolio:
Total liquidating portfolio	—	—	—	—	—
Total other real estate owned and repossessed assets	$5,029	$5,384	$4,969	$5,303	$6,516
Total nonperforming assets	$144,970	$164,387	$172,825	$157,546	$136,397

WEBSTER FINANCIAL CORPORATION Five Quarter Past Due Loans and Leases (unaudited)
(Dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Past due 30-89 days:
Continuing Portfolio:
Commercial non-mortgage	$4,052	$4,415	$1,778	$3,992	$2,099
Equipment financing	602	739	517	789	701
Asset-based lending	—	—	—	—	—
Commercial real estate	2,250	1,939	1,547	3,962	2,714
Residential mortgages	15,032	15,222	12,315	13,966	17,216
Consumer	14,225	15,850	13,053	18,459	15,867
Past due 30-89 days - continuing portfolio	36,161	38,165	29,210	41,168	38,597
Liquidating Portfolio:
Consumer	1,036	953	1,299	1,820	1,658
Total past due 30-89 days	37,197	39,118	30,509	42,988	40,255
Past due 90 days or more and accruing	2,051	2,228	1,923	2,109	2,087
Total past due loans and leases	$39,248	$41,346	$32,432	$45,097	$42,342

WEBSTER FINANCIAL CORPORATION Five Quarter Changes in the Allowance for Loan and Lease Losses (unaudited)
	For the Three Months Ended
(Dollars in thousands)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Beginning balance	$172,992	$167,860	$161,970	$159,264	$156,482
Provision	13,800	13,000	12,750	9,750	9,500
Charge-offs continuing portfolio:
Commercial non-mortgage	6,522	2,204	2,541	255	4,097
Equipment financing	244	—	15	15	84
Asset-based lending	—	—	—	—	—
Commercial real estate	1,988	1,346	1,091	3,153	246
Residential mortgages	1,504	1,588	1,461	1,953	1,346
Consumer	4,379	3,991	3,531	3,634	3,648
Charge-offs continuing portfolio	14,637	9,129	8,639	9,010	9,421
Charge-offs liquidating portfolio:
NCLC	—	—	—	2	—
Consumer	320	840	322	662	563
Charge-offs liquidating portfolio	320	840	322	664	563
Total charge-offs	14,957	9,969	8,961	9,674	9,984
Recoveries continuing portfolio:
Commercial non-mortgage	441	558	527	989	1,258
Equipment financing	1,083	32	102	143	702
Asset-based lending	38	157	2	26	—
Commercial real estate	325	69	52	202	217
Residential mortgages	115	280	365	104	291
Consumer	948	852	849	821	636
Recoveries continuing portfolio	2,950	1,948	1,897	2,285	3,104
Recoveries liquidating portfolio:
NCLC	1	1	4	4	5
Consumer	204	152	200	341	157
Recoveries liquidating portfolio	205	153	204	345	162
Total recoveries	3,155	2,101	2,101	2,630	3,266
Total net charge-offs	11,802	7,868	6,860	7,044	6,718
Ending balance	$174,990	$172,992	$167,860	$161,970	$159,264

WEBSTER FINANCIAL CORPORATION
Reconciliations to GAAP Financial Measures

The Company evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders' equity measures the Company’s net income available to common shareholders, adjusted for the tax-affected amortization of intangible assets, as a percentage of average common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights). The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights). The tangible common equity ratio represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights). Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights) divided by ending common shares outstanding.

The efficiency ratio, which measures the costs expended to generate a dollar of revenue, is calculated excluding foreclosed property expense, amortization of intangibles, gain or loss on securities, and other non-recurring items. Accordingly, this is also a non-GAAP financial measure.

The Company believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Company. Other companies may define or calculate supplemental financial data differently. See the tables below for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP.

	At or for the Three Months Ended
(Dollars in thousands, except per share data)	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Reconciliation of net income available to common shareholders to annualized net income used in the return on average tangible common shareholders' equity ratio
Net income available to common shareholders	$50,555	$49,512	$50,479	$47,083	$48,367
Amortization of intangibles (tax-affected @ 35%)	1,032	1,054	1,198	837	270
Quarterly net income adjusted for amortization of intangibles	51,587	50,566	51,677	47,920	48,637
Annualized net income used in the return on average tangible common shareholders' equity ratio	$206,348	$202,264	$206,708	$191,680	$194,548

Reconciliation of average common shareholders' equity to average tangible common shareholders' equity
Average common shareholders' equity	$2,299,493	$2,280,960	$2,236,743	$2,198,254	$2,189,191
Average goodwill	(538,373)	(538,373)	(538,373)	(537,147)	(529,887)
Average intangible assets (excluding mortgage servicing rights)	(40,225)	(41,845)	(43,538)	(39,559)	(2,862)
Average tangible common shareholders’ equity	$1,720,895	$1,700,742	$1,654,832	$1,621,548	$1,656,442

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity
Shareholders' equity	$2,415,571	$2,402,545	$2,379,695	$2,355,575	$2,322,815
Goodwill	(538,373)	(538,373)	(538,373)	(538,373)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(39,326)	(40,914)	(42,535)	(44,378)	(2,666)
Tangible shareholders’ equity	$1,837,872	$1,823,258	$1,798,787	$1,772,824	$1,790,262

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity
Common shareholders' equity	$2,292,861	$2,279,835	$2,256,985	$2,203,926	$2,171,166
Goodwill	(538,373)	(538,373)	(538,373)	(538,373)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(39,326)	(40,914)	(42,535)	(44,378)	(2,666)
Tangible common shareholders’ equity	$1,715,162	$1,700,548	$1,676,077	$1,621,175	$1,638,613

Reconciliation of period-end assets to period-end tangible assets
Assets	$24,677,820	$24,069,782	$23,620,786	$23,106,688	$22,533,172
Goodwill	(538,373)	(538,373)	(538,373)	(538,373)	(529,887)
Intangible assets (excluding mortgage servicing rights)	(39,326)	(40,914)	(42,535)	(44,378)	(2,666)
Tangible assets	$24,100,121	$23,490,495	$23,039,878	$22,523,937	$22,000,619

Book value per common share
Common shareholders’ equity	$2,292,861	$2,279,835	$2,256,985	$2,203,926	$2,171,166
Ending common shares issued and outstanding (in thousands)	91,677	91,663	91,919	90,715	90,512
Book value per common share	$25.01	$24.87	$24.55	$24.29	$23.99

Tangible book value per common share
Tangible common shareholders’ equity	$1,715,162	$1,700,548	$1,676,077	$1,621,175	$1,638,613
Ending common shares issued and outstanding (in thousands)	91,677	91,663	91,919	90,715	90,512
Tangible book value per common share	$18.71	$18.55	$18.23	$17.87	$18.10

Reconciliation of non-interest expense to non-interest expense used in the efficiency ratio
Non-interest expense	$143,164	$139,854	$137,446	$134,090	$130,164
Foreclosed property expense	(242)	(270)	(146)	(169)	(244)
Intangible assets amortization	(1,588)	(1,621)	(1,843)	(1,288)	(416)
Other expense	349	277	(280)	(1,011)	(2,467)
Non-interest expense used in the efficiency ratio	$141,683	$138,240	$135,177	$131,622	$127,037

Income used in the efficiency ratio
Net interest income before provision for loan losses	$173,340	$168,010	$163,511	$159,764	$160,648
Fully taxable-equivalent adjustment	2,738	2,596	2,626	2,657	2,628
Non-interest income	60,349	61,455	59,851	57,890	53,775
Net gain on investment securities	(80)	—	(486)	(43)	(1,121)
Other	303	324	242	242	1,085
Income used in the efficiency ratio	$236,650	$232,385	$225,744	$220,510	$217,015